The latest report from your
Fund's management team

ANNUAL REPORT

Core
Equity Fund

DECEMBER 31, 1999


TRUSTEES

Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER

Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief
Executive Officer, flush right next to third paragraph.]

DEAR FELLOW SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks.

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2" photo at bottom right side of page of John Hancock Core Equity Fund. Caption below reads "Fund management team members (l-r):
Stephen Lanzendorf, John Montgomery and Paul McManus."]

John Hancock
Core Equity Fund

Internet stocks lead a dramatic -- but
narrow -- market advance in 1999

1999 was another banner year for the popular stock averages, but once again their strength masked extreme selectivity on the part of investors. The technology sector proved to be a favorite, especially in the fourth quarter, when the technology-laden Nasdaq Composite Index skyrocketed. Propelling the rally, however, were a mere handful of Internet and telecommunications stocks, many of them with sky-high valuations that fell outside of the Fund's parameters. All in all, it was a difficult environment for the Fund, which emphasizes broad diversification and concentrates on undervalued stocks of companies with improving fundamentals.

Another important development was rising interest rates. As the year progressed and it became clear that the U.S. economy was continuing to grow at a robust pace, the Federal Reserve Board raised interest rates in June, August and November. These three moves effectively offset the three interest-rate cuts engineered by the Fed in response to the credit crunch of 1998 and contributed to the lackluster performance of the broader market. Despite the Fed's recent tightening bias, though, rates remained near the low end of their historical range, and the rate hikes did not stop investors from piling into a select few market leaders, virtually without regard to value.

"...we main-
 tained the
 Fund's
 disciplined
 investment
 strategy."

Performance explained

Rather than chase stocks that we considered to be drastically overvalued, or make big bets on specific stocks or sectors, we maintained the Fund's disciplined investment strategy. While in some market environments, for relatively short periods of time, certain sectors may significantly outperform the rest of the market, we believe that a core-holdings fund such as this one is best served in the long run by a consistent focus on both diversification and growth at a reasonable price. Unfortunately, 1999 was one of those years when our approach was not favored by market conditions, as evidenced by the performance gap between the Fund and the S&P 500.

[Table at top left hand column entitled "Top Five Common Stock
Holdings." The first listing is Microsoft 4.8%, the second is General Electric 3.9%, the third Cisco Systems 3.7%, the fourth Citigroup 3.2% and the fifth MCI WorldCom 2.5%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

"...a number
 of our tech-
 nology names
 were top
 contributors
 to the
 Fund's
 performance."

Fund results

For the year ended December 31, 1999, John Hancock Core Equity Fund's Class A, Class B and Class C shares had returns of 12.37%, 11.59% and 11.59%, respectively, at net asset value. In comparison, the S&P 500 returned 21.04%, including reinvested dividends. The Fund's returns were much closer to those of its peer group, as reflected in the 13.76% return of the average growth and income fund, according to Lipper, Inc.1 Longer-term performance information can be found on pages six and seven. Keep in mind that your net asset value return will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Cisco Systems followed by an up arrow with the phrase "Exponential growth of data communications." The second listing is Microsoft followed by an up arrow with the phrase "Market leader in strong tech sector." The third listing is B.F. Goodrich followed by a down arrow with the phrase "Hurt by defense spending cuts." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Technology, retailing lead the way

Although the Fund's technology holdings did not have the eye-popping gains of some of the market leaders, we maintained a technology weighting roughly comparable to that of the S&P 500, and a number of our technology names were top contributors to the Fund's performance. They included Cisco Systems, America Online and Microsoft, as well as computer hardware company Hewlett Packard, which we sold, and semiconductor makers Intel and Teradyne.

The strong economy also benefited well- managed retailers like Home Depot and Wal-Mart Stores. Home Depot was one of the sector's strongest performers, boosted by a 3-for-2 split and the stock's inclusion in the Dow Jones Industrial Average as of late October. From then until year end, the price of Home Depot shares rose roughly 39%. Wal-Mart advanced on the basis of strong sales and earnings results, as well as an announced partnership with America Online. The agreement calls for the two companies to provide budget-priced Internet access aimed at the 40% of Wal-Mart's customers who don't already have local Internet access. For its part, America Online will provide a customized version of its CompuServe service that prominently features Wal-Mart advertising and provides easy access to the Wal-Mart Web site.

Finance

In the financial sector, a few stocks, such as Citigroup, were able to buck the interest-rate headwinds in virtue of cost reductions stemming from recent mergers or acquisitions. In addition, the long-term prospects for many of our financial holdings brightened when Congress repealed the Glass-Steagall Act, enacted in 1933, which barred commercial banks from merging with brokerage firms, investment banks and insurance companies.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 12.37% total return for John Hancock Core Equity Fund Class A. The second bar represents the 11.59% total return for John Hancock Core Equity Fund Class B. The third bar represents the 11.59% total return for John Hancock Core Equity Fund Class C. The fourth bar represents the 13.76% total return
for Average growth and income fund.   A note below the chart reads
"Total returns for John Hancock Core Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information"]

Aerospace, health care struggle

Holding back the Fund's returns were stocks in the aerospace industry. While industry consolidation helped their performance earlier in the year, cutbacks in government defense spending resulted in a weak second half for most aerospace stocks, including B.F. Goodrich, General Dynamics and Textron. Another weak sector was health care, especially the hospital management and large pharmaceutical sub- sectors. Hospital management holdings HEALTHSOUTH and Omnicare were hurt by continued problems concerning the government's Medicare reimbursement policy. We sold those two stocks because we didn't see the situation improving any time soon. The large pharmaceutical company stocks were a different story. They normally suffer some temporary weakness when the presidential campaign season rolls around because of the candidates' penchant for complaining about high drug prices. After reducing the Fund's large drug-company holdings earlier in 1999 in favor of biotechnology stocks, we rotated back into drug stocks later in the year, after the biotechnology sector had enjoyed a strong run.

"...investors
 will likely
 continue to
 focus on
 interest
 rates."

Outlook

Aside from election-year uncertainties, investors will likely continue to focus on interest rates. It might be difficult in the short term for stocks--even in the technology sector--to continue advancing in the face of rising interest rates. However, unless the economy slows noticeably from its recent pace, the Fed will have no choice but to increase rates again. In the stock market, the situation appears somewhat reminiscent of late 1996, when Fed Chairman Alan Greenspan criticized market participants for their "irrational exuberance" and raised rates shortly thereafter. We may be in for a repeat performance of that scenario. Looking at the big picture, though, stocks recovered nicely from the weakness following the Fed's decision to hike rates early in 1997, and we expect that they could do so should further rate increases be in the cards for the first half of 2000.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Core Equity Fund.
Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).
Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended December 31, 1999
                                                                       SINCE
                                         ONE           FIVE        INCEPTION
                                        YEAR           YEARS        (6/10/91)
                                     -------         -------         -------
Cumulative Total Returns               6.74%         195.64%         297.66%
Average Annual Total Returns(1)        6.74%          24.21%          17.50%

CLASS B
For the period ended December 31, 1999
                                                                       SINCE
                                                         ONE       INCEPTION
                                                        YEAR         (9/7/95)
                                                     -------         -------
Cumulative Total Returns                               6.59%         136.43%
Average Annual Total Returns(1)                        6.59%          22.07%

CLASS C
For the period ended December 31, 1999
                                                                       SINCE
                                                         ONE       INCEPTION
                                                        YEAR         (5/1/98)
                                                     -------         -------
Cumulative Total Returns                              10.59%          22.15%
Average Annual Total Returns                          10.59%          12.74%

Note to Performance

(1) From September 1, 1995 through February 28, 1997, the Adviser limited the Fund's expenses to 1.30% and 2.00% for Class A and Class B shares, respectively, of the Fund's average daily net asset value. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's average daily net asset value. Without the limitation of expenses, the average annualized returns for the five-year period and since inception for Class A shares would have been 24.02% and 16.88%, respectively. Without the limitation of expenses, the average annualized return since inception for Class B shares would have been 21.80%.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Core Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Core Equity Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $45,871 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund on June 10, 1991, before sales charge, and is equal to $41,877 as of December 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $39,783 as of December 31, 1999.

Line chart with the heading John Hancock Core Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $28,194 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund on September 7, 1995, before sales charge, and is equal to $23,843 as of December 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $23,643 as of December 31, 1999.

Line chart with the heading John Hancock Core Equity Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $13,522 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund on May 1, 1998, before sales charge, and is equal to $12,215 as of December 31, 1999.

* No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

John Hancock Funds - Core Equity Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1999
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $899,626,358)           $1,082,795,846
Corporate savings account                            567,969
                                              --------------
                                               1,083,363,815
Receivable for investments sold                    4,824,179
Receivable for shares sold                           582,088
Dividends and interest receivable                    812,722
Other assets                                           7,414
                                              --------------
Total Assets                                   1,089,590,218
                                              --------------

Liabilities:
Payable for shares repurchased                       814,072
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                         879,739
Accounts payable and accrued expenses                141,025
                                              --------------
Total Liabilities                                  1,834,836
                                              --------------

Net Assets:
Capital paid-in                                  900,855,702
Accumulated net realized gain on investments       3,734,854
Net unrealized appreciation of investments       183,169,488
Accumulated net investment loss                       (4,662)
                                              --------------
Net Assets                                    $1,087,755,382
                                              ==============

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $393,792,198/11,856,971                     $33.21
============================================================
Class B - $664,104,025/20,406,365                     $32.54
============================================================
Class C - $29,859,159/917,486                         $32.54
============================================================
Maximum Offering Price Per Share*
Class A - ($33.21 x 105.26%)                          $34.96
============================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1999
------------------------------------------------------------
Investment Income:
Dividends  (net of foreign
withholding taxes of $111,929)                   $10,746,746
Interest  (including income on
securities loaned of $22)                          1,033,962
                                              --------------
                                                  11,780,708
                                              --------------
Expenses:
Investment management fee - Note B                 6,706,432
Distribution and service fee - Note B
Class A                                              973,850
Class B                                            5,607,635
Class C                                              191,098
Transfer agent fee - Note B                        2,223,039
Registration and filing fees                         246,544
Custodian fee                                        172,554
Accounting and legal services fee - Note B           163,633
Printing                                              47,871
Miscellaneous                                         41,327
Trustees' fees                                        30,398
Auditing fee                                          22,264
Legal fees                                             8,261
Interest expense - Note A                                926
                                              --------------
Total Expenses                                    16,435,832
                                              --------------
Net Investment Loss                               (4,655,124)
                                              --------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold             35,836,416
Change in net unrealized
appreciation/depreciation of
investments                                       70,719,126
                                              --------------
Net Realized and Unrealized Gain
on Investments                                   106,555,542
                                              --------------
Net Increase in Net Assets
Resulting from Operations                       $101,900,418
                                              ==============

See notes to financial statements.


Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                   1998             1999
                                              --------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                ($935,510)      ($4,655,124)
Net realized gain on investments
sold                                              13,181,577        35,836,416
Change in net unrealized
appreciation/depreciation of
investments                                       80,681,551        70,719,126
@                                             --------------    --------------
Net Increase in Net Assets
Resulting from Operations                         92,927,618       101,900,418
                                              --------------    --------------
Distributions to Shareholders:
Distributions from net realized gain on
investments sold
Class A - ($0.6487 and $0.6338 per
share, respectively)                              (4,150,187)       (7,493,385)
Class B - ($0.6487 and $0.6338 per
share, respectively)                              (7,112,432)      (12,945,566)
Class C** - ($0.6487 and $0.6338
per share, respectively)                            (133,363)         (560,223)
                                              --------------    --------------
Total Distributions to Shareholders              (11,395,982)      (20,999,174)
                                              --------------    --------------
From Fund Share Transactions - Net:*             246,233,654       451,946,345
                                              --------------    --------------

Net Assets:
Beginning of period                              227,142,503       554,907,793
                                              --------------    --------------
End of period (including
accumulated net investment loss of
$2,999 and $4,662, respectively)                $554,907,793    $1,087,755,382
                                              ==============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                   YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------
                                                          1998                               1999
                                             -------------------------------   -------------------------------
                                                 SHARES           AMOUNT           SHARES           AMOUNT
                                             --------------   --------------   --------------   --------------

CLASS A
Shares sold                                       4,979,980     $134,932,213       11,089,403     $349,612,898
Shares issued to shareholders in
reinvestment of distributions                       135,084        3,819,908          219,924        7,018,772
                                             --------------   --------------   --------------   --------------
                                                  5,115,064      138,752,121       11,309,327      356,631,670
Less shares repurchased                          (2,300,458)     (61,680,952)      (6,119,968)    (194,552,349)
                                             --------------   --------------   --------------   --------------
Net increase                                      2,814,606      $77,071,169        5,189,359     $162,079,321
                                             ==============   ==============   ==============   ==============

CLASS B
Shares sold                                       7,856,988     $211,689,398       14,318,400     $442,530,048
Shares issued to shareholders in
reinvestment of distributions                       216,410        6,044,436          329,313       10,303,723
                                             --------------   --------------   --------------   --------------
                                                  8,073,398      217,733,834       14,647,713      452,833,771
Less shares repurchased                          (2,080,210)     (54,856,608)      (5,905,354)    (184,187,259)
                                             --------------   --------------   --------------   --------------
Net increase                                      5,993,188     $162,877,226        8,742,359     $268,646,512
                                             ==============   ==============   ==============   ==============

CLASS C**
Shares sold                                         246,963       $6,687,807          834,300      $25,819,138
Shares issued to shareholders in
reinvestment of distributions                         2,753           76,896           13,139          411,030
                                             --------------   --------------   --------------   --------------
                                                    249,716        6,764,703          847,439       26,230,168
Less shares repurchased                             (17,783)        (479,444)        (161,886)      (5,009,656)
                                             --------------   --------------   --------------   --------------
Net increase                                        231,933       $6,285,259          685,553      $21,220,512
                                             ==============   ==============   ==============   ==============

** Class C shares commenced operations on May 1, 1998.

See notes to financial statements.



Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------

                                                                         PERIOD FROM
                                                  YEAR ENDED MAY 31,   JUNE 1, 1996 TO       YEAR ENDED DECEMBER 31,
                                               ---------------------     DECEMBER 31,  ----------------------------------
                                                 1995         1996         1996(8)       1997         1998         1999
                                               --------     --------      --------     --------     --------     --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period             $12.68       $14.41        $17.98       $19.42       $23.93       $30.14
                                               --------     --------      --------     --------     --------     --------
Net Investment Income (Loss)(2)                    0.32         0.20          0.13         0.10         0.05        (0.02)
Net Realized and Unrealized Gain on
Investments                                        1.77         3.88          1.72         5.55         6.81         3.72
                                               --------     --------      --------     --------     --------     --------
Total from Investment Operations                   2.09         4.08          1.85         5.65         6.86         3.70
                                               --------     --------      --------     --------     --------     --------
Less Distributions:
Dividends from Net Investment Income              (0.28)       (0.22)        (0.14)       (0.04)          --           --
Distributions from Net Realized Gain on
Investments Sold                                  (0.08)       (0.29)        (0.27)       (1.10)       (0.65)       (0.63)
                                               --------     --------      --------     --------     --------     --------
Total Distributions                               (0.36)       (0.51)        (0.41)       (1.14)       (0.65)       (0.63)
                                               --------     --------      --------     --------     --------     --------
Net Asset Value, End of Period                   $14.41       $17.98        $19.42       $23.93       $30.14       $33.21
                                               ========     ========      ========     ========     ========     ========
Total Investment Return at Net Asset Value(3)    16.98%       29.12%        10.33%(6)    29.19%       28.84%       12.37%
Total Adjusted Investment Return at Net
Asset Value(3,4)                                 16.94%       28.47%        10.08%(6)    29.17%          --           --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)       $101,418      $14,878       $31,013      $92,204     $200,962     $393,792
Ratio of Expenses to Average Net Assets           0.70%        0.94%         1.30%(7)     1.42%        1.39%        1.37%(10)
Ratio of Adjusted Expenses to
Average Net Assets(5)                             0.74%        1.59%         1.73%(7)     1.44%          --           --
Ratio of Net Investment Income (Loss) to
Average Net Assets                                2.43%        1.55%         1.16%(7)     0.45%        0.17%       (0.06%)
Ratio of Adjusted Net Investment Income to
Average Net Assets(5)                             2.39%        0.90%         0.73%(7)     0.43%          --           --
Portfolio Turnover Rate                             71%         157%           35%          62%          50%          98%
Fee Reduction Per Share                          $0.005(2)     $0.08(2)      $0.05(2)        --(2,9)     --           --


Financial Highlights (continued)

------------------------------------------------------------------------------------------------------------

                                                PERIOD     PERIOD FROM
                                                 ENDED   JUNE 1, 1996 TO       YEAR ENDED DECEMBER 31,
                                                MAY 31,    DECEMBER 31,   ----------------------------------
                                                1996(1)       1996(8)       1997         1998         1999
                                               --------     --------      --------     --------     --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period             $15.25       $17.96        $19.41       $23.80       $29.75
                                               --------     --------      --------     --------     --------
Net Investment Income (Loss)(2)                    0.09         0.05         (0.06)       (0.14)       (0.24)
Net Realized and Unrealized Gain on
Investments                                        2.71         1.72          5.56         6.74         3.66
                                               --------     --------      --------     --------     --------
Total from Investment Operations                   2.80         1.77          5.50         6.60         3.42
                                               --------     --------      --------     --------     --------
Less Distributions:
Dividends from Net Investment Income              (0.09)       (0.05)        (0.01)          --           --
Distributions from Net Realized Gain on
Investments Sold                                     --        (0.27)        (1.10)       (0.65)       (0.63)
                                               --------     --------      --------     --------     --------
Total Distributions                               (0.09)       (0.32)        (1.11)       (0.65)       (0.63)
                                               --------     --------      --------     --------     --------
Net Asset Value, End of Period                   $17.96       $19.41        $23.80       $29.75       $32.54
                                               ========     ========      ========     ========     ========
Total Investment Return at Net Asset Value(3)    18.46%(6)     9.83%(6)     28.39%       27.90%       11.59%
Total Adjusted Investment Return at Net
Asset Value(3,4)                                 17.59%(6)     9.58%(6)     28.37%          --           --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)        $15,125      $42,461      $134,939     $347,045     $664,104
Ratio of Expenses to Average Net Assets           2.00%(7)     2.00%(7)      2.12%        2.09%        2.07%(10)
Ratio of Adjusted Expenses to
Average Net Assets(5)                             3.21%(7)     2.43%(7)      2.14%          --            --
Ratio of Net Investment Income (Loss) to
Average Net Assets                                0.78%(7)     0.45%(7)     (0.25%)      (0.53%)      (0.77%)
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets(5)                  (0.43%)(7)    0.02%(7)     (0.27%)         --           --
Portfolio Turnover Rate                            157%          35%           62%          50%          98%
Fee Reduction Per Share(2)                        $0.13        $0.05           --(9)        --           --


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                          PERIOD
                                                FROM MAY 1, 1998            YEAR
                                                (COMMENCEMENT OF           ENDED
                                                  OPERATIONS) TO     DECEMBER 31,
                                               DECEMBER 31, 1998            1999
                                               -----------------        --------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $27.81          $29.75
                                                        --------        --------
Net Investment Loss(2)                                     (0.09)          (0.25)
Net Realized and Unrealized Gain on
Investments                                                 2.68            3.67
                                                        --------        --------
Total from Investment Operations                            2.59            3.42
                                                        --------        --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold                                           (0.65)          (0.63)
                                                        --------        --------
Net Asset Value, End of Period                            $29.75          $32.54
                                                        ========        ========
Total Investment Return at Net Asset
Value(3)                                                   9.46%(6)       11.59%
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $6,901         $29,859
Ratio of Expenses to Average Net Assets                    2.12%(7)        2.08%(10)
Ratio of Net Investment Loss to Average Net Assets        (0.53%)(7)      (0.80%)
Portfolio Turnover Rate                                      50%             98%

 (1) Class B shares commenced operations on September 7, 1995.

 (2) Based on the average of the shares outstanding at the end of each month.

 (3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

 (4) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

 (5) Unreimbursed, without fee reduction.

 (6) Not annualized.

 (7) Annualized.

 (8) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

 (9) Less than $0.01 per share.

(10) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

See notes to financial statements.



Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Core Equity Fund on December 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                         NUMBER        MARKET
ISSUER, DESCRIPTION                                                    OF SHARES        VALUE
-------------------                                                 -------------  --------------
COMMON STOCKS
Aerospace (4.19%)
General Dynamics Corp.                                                    123,500      $6,514,625
Goodrich (B.F.) Co. (The)                                                 141,100       3,880,250
Honeywell International, Inc.                                             308,401      17,790,854
United Technologies Corp.                                                 267,800      17,407,000
                                                                                   --------------
                                                                                       45,592,729
                                                                                   --------------
Automobile/Trucks (1.74%)
Borg-Warner Automotive, Inc.                                               75,400       3,053,700
Ford Motor Co.                                                            217,900      11,644,031
Lear Corp.*                                                               131,300       4,201,600
                                                                                   --------------
                                                                                       18,899,331
                                                                                   --------------
Banks - United States (3.89%)
Bank of America Corp.                                                     134,700       6,760,256
Chase Manhattan Corp.                                                     121,300       9,423,494
Comerica, Inc.                                                             71,300       3,328,819
Fifth Third Bancorp.                                                       60,100       4,409,837
FleetBoston Financial Corp.                                               266,300       9,270,569
Wells Fargo Co.                                                           225,800       9,130,787
                                                                                   --------------
                                                                                       42,323,762
                                                                                   --------------
Beverages (1.24%)
Anheuser-Busch Cos., Inc.                                                 152,600      10,815,525
PepsiCo, Inc.                                                              75,600       2,664,900
                                                                                   --------------
                                                                                       13,480,425
                                                                                   --------------
Building (2.86%)
Black & Decker Corp. (The)                                                209,000      10,920,250
Danaher Corp.                                                             118,900       5,736,925
Georgia-Pacific Group                                                     142,900       7,252,175
Willamette Industries, Inc.                                               155,100       7,202,456
                                                                                   --------------
                                                                                       31,111,806
                                                                                   --------------
Chemicals (0.29%)
Dow Chemical Co.                                                           24,000       3,207,000
                                                                                   --------------
Computers (18.13%)
America Online, Inc.*                                                     301,500      22,744,406
Cisco Systems, Inc.*                                                      371,700      39,818,362
Compaq Computer Corp.                                                     106,300       2,876,744
Computer Associates International, Inc.                                   139,600       9,763,275
Dell Computer Corp.*                                                      211,300      10,776,300
EMC Corp.*                                                                 37,100       4,053,175
First Data Corp.                                                          180,300       8,891,044
International Business Machines Corp.                                     196,800      21,254,400
Microsoft Corp.*                                                          446,700      52,152,225
Oracle Corp.*                                                             124,700      13,974,194
Yahoo! Inc.*                                                               25,100      10,860,456
                                                                                   --------------
                                                                                      197,164,581
                                                                                   --------------
Consumer Products Misc. (0.51%)
American Greetings Corp. (Class A)                                        233,000       5,504,625
                                                                                   --------------
Cosmetics & Personal Care (0.25%)
Avon Products, Inc.                                                        81,000       2,673,000
                                                                                   --------------
Diversified Operations (2.88%)
Monsanto Co.                                                              370,500      13,199,062
Textron, Inc.                                                              60,400       4,631,925
Tyco International Ltd.                                                   346,800      13,481,850
                                                                                   --------------
                                                                                       31,312,837
                                                                                   --------------
Electronics (9.86%)
Altera Corp.*                                                              53,800       2,666,462
General Electric Co.                                                      271,500      42,014,625
Intel Corp.                                                               308,700      25,409,869
Linear Technology Corp.                                                    38,000       2,719,375
Maxim Integrated Products, Inc.*                                          176,200       8,314,437
SCI Systems, Inc.*                                                         31,200       2,564,250
Teradyne, Inc.*                                                            57,800       3,814,800
Texas Instruments, Inc.                                                   129,300      12,525,937
Xilinx, Inc.*                                                             159,400       7,247,727
                                                                                   --------------
                                                                                      107,277,482
                                                                                   --------------
Finance (4.37%)
Associates First Capital Corp.
(Class A)                                                                 137,200       3,764,425
Citigroup, Inc.                                                           617,400      34,304,288
MBNA Corp.                                                                345,700       9,420,325
                                                                                   --------------
                                                                                       47,489,038
                                                                                   --------------
Food (0.82%)
Kellogg Co.                                                               104,700      $3,226,069
Quaker Oats Co.                                                            87,400       5,735,625
                                                                                   --------------
                                                                                        8,961,694
                                                                                   --------------
Insurance (3.52%)
American General Corp.                                                     87,300       6,623,887
American International Group, Inc.                                         41,400       4,476,375
AXA Financial, Inc.                                                       470,800      15,948,350
Lincoln National Corp.                                                     85,800       3,432,000
Marsh & McLennan Cos., Inc.                                                33,300       3,186,394
XL Capital Ltd. (Class A)                                                  89,300       4,632,438
                                                                                   --------------
                                                                                       38,299,444
                                                                                   --------------
Machinery (1.20%)
Ingersoll-Rand Co.                                                        237,100      13,055,319
                                                                                   --------------
Media (4.73%)
CBS Corp.                                                                 223,900      14,315,606
Clear Channel Communications, Inc.*                                       122,500      10,933,125
Time Warner, Inc.                                                         362,300      26,244,106
                                                                                   --------------
                                                                                       51,492,837
                                                                                   --------------
Medical (10.04%)
American Home Products Corp.                                               58,000       2,287,375
Baxter International, Inc.                                                 70,800       4,447,125
Bristol-Myers Squibb Co.                                                  267,000      17,138,062
Genentech, Inc.*                                                           25,600       3,443,200
Johnson & Johnson                                                         172,600      16,073,375
Lilly (Eli) & Co.                                                         106,600       7,088,900
Merck & Co., Inc.                                                         190,000      12,741,875
Pfizer, Inc.                                                              302,300       9,805,856
Schering-Plough Corp.                                                     431,500      18,203,906
Warner-Lambert Co.                                                        220,000      18,026,250
                                                                                   --------------
                                                                                      109,255,924
                                                                                   --------------
Metal (0.65%)
Illinois Tool Works, Inc.                                                 103,842       7,015,825
                                                                                   --------------
Mortgage Banking (0.73%)
Fannie Mae                                                                127,700       7,973,269
                                                                                   --------------
Office (0.29%)
Avery Dennison Corp.                                                       43,400       3,162,775
                                                                                   --------------
Oil & Gas (5.32%)
Anadarko Petroleum Corp.                                                   94,200       3,214,575
Atlantic Richfield Co.                                                    100,700       8,710,550
Chevron Corp.                                                             127,500      11,044,687
Exxon Mobil Corp.                                                          74,600       6,009,962
Kerr-McGee Corp.                                                           61,400       3,806,800
Royal Dutch Petroleum Co.,
American Depositary Receipts (ADR)
(Netherlands)                                                             279,400      16,886,238
USX - Marathon Group                                                      330,900       8,169,094
                                                                                   --------------
                                                                                       57,841,906
                                                                                   --------------
Paper & Paper Products (0.63%)
Champion International Corp.                                               48,000       2,973,000
Kimberly-Clark Corp.                                                       59,400       3,875,850
                                                                                   --------------
                                                                                        6,848,850
                                                                                   --------------
Retail (7.09%)
CVS Corp.                                                                  75,100       2,999,306
Dayton Hudson Corp.                                                        82,100       6,029,219
Federated Department Stores, Inc.*                                        108,600       5,491,088
Gap, Inc. (The)                                                           158,200       7,277,200
Home Depot, Inc. (The)                                                    276,750      18,974,672
Limited, Inc. (The)                                                       125,400       5,431,388
Lowe's Cos., Inc.                                                          84,500       5,048,875
TJX Cos., Inc.                                                            285,500       5,834,906
Wal-Mart Stores, Inc.                                                     289,300      19,997,863
                                                                                   --------------
                                                                                       77,084,517
                                                                                   --------------
Soap & Cleaning Preparations (0.34%)
Colgate-Palmolive Co.                                                      56,600       3,679,000
                                                                                   --------------
Telecommunications (7.44%)
AT&T Corp.                                                                178,600       9,063,950
Lucent Technologies, Inc.                                                 253,200      18,942,525
MCI WorldCom, Inc.*                                                       522,000      27,698,625
Sprint Corp.                                                              120,800       8,131,350
Sprint PCS*                                                                54,700       5,606,750
Tellabs, Inc.*                                                            178,400      11,451,050
                                                                                   --------------
                                                                                       80,894,250
                                                                                   --------------
Textile (0.11%)
Tommy Hilfiger Corp.*                                                      52,800       1,230,900
                                                                                   --------------
Tobacco (0.86%)
Philip Morris Cos., Inc.                                                  227,200       5,268,200
UST, Inc.                                                                 163,300       4,113,119
                                                                                   --------------
                                                                                        9,381,319
                                                                                   --------------
Transportation (0.71%)
UAL Corp.*                                                                 99,600       7,725,225
                                                                                   --------------
Utilities (4.86%)
Ameren Corp.                                                              142,100       4,653,775
BellSouth Corp.                                                           120,000       5,617,500
Edison International                                                      243,900       6,387,131
Florida Progress Corp.                                                    165,400       6,998,488
GTE Corp.                                                                 107,500       7,585,469
PECO Energy Co.                                                           111,100       3,860,725
Reliant Energy, Inc.                                                      272,100       6,224,288
SBC Communications, Inc.                                                  127,400       6,210,750
Southern Co. (The)                                                        226,300       5,318,050
                                                                                   --------------
                                                                                       52,856,176
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $899,626,358)                                                       (99.55%)  1,082,795,846
                                                                   --------------  --------------

SHORT-TERM INVESTMENTS
Corporate Savings Account (0.05%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                        567,969
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                               (0.05%)        567,969
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         (99.60%)  1,083,363,815
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.40%)      4,391,567
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%) $1,087,755,382
                                                                   ==============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Core Equity Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of one series: John Hancock Core Equity Fund (the "Fund"). Prior to May 1, 1999, the Fund was known as John Hancock Independence Equity Fund. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance during the year outstanding amounted to $1,458,000. The annualized interest rate charged during the year ranged from 5.75% through 6.00%. At December 31, 1999, there were no outstanding borrowings.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 1999, the Fund loaned securities having a market value of $5,538,375 collateralized by securities in the amount of $5,659,789.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly owned subsidiary of John Hancock Asset Management, under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Adviser pays the Sub-Adviser a quarterly fee at an annual rate of 55% of the investment management fee paid by the Fund to the Adviser for the preceding three months. The Fund is not responsible for payment of the Sub-Adviser's fee.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1999, JH Funds received net sales of $2,540,595 with regard to sales of Class A shares. Out of this amount, $229,219 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,554,298 was paid as sales commissions to unrelated broker-dealers, and $757,078 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1999, the contingent deferred sales charges received by JH Funds amounted to $1,502,665.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended December 31, 1999, the contingent deferred sales charges received by JH Funds amounted to $11,569.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the amended Conduct Rules of the National Association of Securities Dealers. Under the amended Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1999, aggregated $1,251,081,750 and $819,243,948, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 1999.

The cost of investments owned at December 31,1999 (excluding the corporate savings account) for federal income tax purposes was $900,094,535. Gross unrealized appreciation and depreciation of investments aggregated $229,195,862 and $46,494,551, respectively, resulting in net unrealized appreciation of $182,701,311.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $10,417,315, a decrease in accumulated net investment loss of $4,653,461 and an increase in capital paid-in of $5,763,854. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Core Equity Fund and the Trustees of John Hancock Capital Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of John Hancock Core Equity Fund (the "Fund") (formerly John Hancock Independence Equity Fund) (a series of John Hancock Capital Series) at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1999.

The Fund designated a distribution to shareholders of $14,865,937 as a long-term capital gain dividend. These amounts were reported on the 1999 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 1999, 35.44% of the dividends qualify for the corporate dividends received deduction.


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This report is for the information of shareholders of the John Hancock
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investment objectives and operating policies.

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